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                                                                   Exhibit 10.11


                                             April 27, 2000


United Road Services, Inc.
17 Computer Drive West
Albany, New York 12205

re:  Waiver Letter

Ladies/Gentlemen:

     Please refer to the Amended and Restated Credit Agreement dated as of November 2, 1998 (as amended or supplemented, the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America, N.A. (f/k/a Bank of America National Trust and Savings Association), as Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     The Required Banks hereby waive through May 31, 2000 the Company's non-compliance with Sections 10.6.1, 10.6.3 and 10.6.5 of the Credit Agreement. In consideration of the foregoing waiver, the Company (i) acknowledges that upon the expiration of such waiver (unless a new waiver or an amendment has been agreed to by the Required Banks) an immediate Event of Default shall exist under the Credit Agreement and (ii) agrees that, unless the Required Banks otherwise consent, the aggregate outstanding principal amount of all Loans plus the Stated Amount of all Letters of Credit shall not at any time exceed $55,000,000.

     The Required Banks hereby permanently waive the Company's non-compliance with Section 10.6.7 of the Credit Agreement or any period prior to January 31, 2000.

     The Required Banks hereby agree that for the purposes of calculating EBITDA for the month ending March 31, 1999, an amount equal to the lesser of (i) the loss incurred by the Company on the sale of the capital stock of Northshore Towing, Inc., North Shore Recycling, Inc. and Evanston Reliable Maintenance, Inc. or (ii) $212,000 shall be added back to EBITDA (to the extent deducted in determining EBITDA for such month).

     This letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever.

     This letter shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Company and the Required Banks.
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                                     BANK OF AMERICA, N.A., as Agent


                                     By:  /s/ Kristine D. Hyde
                                          --------------------
                                     Title:  Assistant Vice President
                                             ------------------------


                                     BANK OF AMERICA, N.A., as a Bank


                                     By:  /s/ Paul R. Frey
                                          ----------------
                                     Title:  Senior Vice President
                                             ---------------------


                                     COMERICA BANK, as a Bank


                                     By:  /s/ Preeti Sarnaik
                                          ------------------
                                     Title:  Account Officer
                                             ---------------


                                     FLEET NATIONAL BANK, as a Bank


                                     By:  /s/ Lindsay W. McSweeney
                                          ------------------------
                                     Title:  Director
                                             --------


                                     THE CHASE MANHATTAN BANK, as a Bank


                                     By:
                                         --------------------------
                                     Title:
                                            -----------------------


Acknowledged and Agreed
as of the date first written above:


UNITED ROAD SERVICES, INC.


By:  /s/ Gerald R. Riordan
     ---------------------
Title:  Chief Executive Officer
        -----------------------